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                                                                   EXHIBIT 23.18

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 22, 1999 with respect to the financial statements of Superhighway, Inc. d/b/a Indynet included in the Registration Statement (Form S-4 No. 333-00000) and related Prospectus of OneMain.com, Inc. for the registration of its Common Stock.

                                          /s/ Ernst & Young LLP

Indianapolis, Indiana
April 20, 1999